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                                                                    Exhibit 10.3

                             EXHIBIT C TO INDENTURE
                               RELEVANT AMENDMENT


               LISTED BELOW ARE THE DOCUMENTS WHICH ARE AMENDED OR
              REPLACED BY THE RELEVANT AMENDMENT. THIS LIST IS FOR
             CONVENIENCE OF REFERENCE ONLY AND SHALL NOT AFFECT THE
           CONSTRUCTION OR INTERPRETATION OF THE RELEVANT AMENDMENT.


Document

Definitions
Indenture
Participation Agreement
Pass Through Trust Agreement

                               RELEVANT AMENDMENT


              BE IT KNOWN, that on the dates hereinafter set forth, before us, the undersigned Notaries Public, duly commissioned and qualified in and for the states indicated below, and in the presence of the undersigned, competent witnesses, personally came and appeared: EEX CORPORATION, a Texas corporation ("EEX"), COOPER PROJECT, L.L.C., a Delaware limited liability company, WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except to the extent expressly set forth herein but solely as Corporate Grantor Trustee under the Trust Agreement, JOHN M. BEESON, JR, not in his individual capacity except to the extent expressly set forth herein but solely as Individual Grantor Trustee under the Trust Agreement, THE BANK OF NEW YORK, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee (the "Corporate Indenture Trustee"), and VAN BROWN, an individual, not in his individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee (the "Individual Indenture Trustee"; together with the Corporate Indenture Trustee, the "Indenture Trustee"), THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity except to the extent expressly set forth herein but solely as Pass Through Trustee under the Pass Through Trust Agreement, who each being duly sworn, did agree and consent effective as of August 2, 2001 as follows:

              WHEREAS, terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Indenture;

              WHEREAS, section 3.04 of the Indenture and section 11.6 of the Participation Agreement provide for the execution and delivery of an amendment thereto substantially in the form of Exhibit C to the Indenture - Relevant Amendment, which Relevant

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Amendment shall amend the Indenture, the other Operative Documents and the Pass
Through Trust Agreement will, subject to the satisfaction of the conditions specified in such Section 3.04 (including without limitation, the execution and delivery of the Relevant Date Supplement), effective as of the Relevant Date (provided that such amendments shall not constitute a waiver by any party to the Operative Documents of any claims or rights to indemnity such party has against any other party to the Operative Documents accrued in favor of such party prior to the Relevant Date arising under the Operative Documents as in existence prior to the Relevant Date) and so that:

              WHEREAS, the parties hereto hereby desire to amend the Indenture, the other Operative Documents and the Pass Through Trust Agreement so that:

              (A) (I) The following defined terms in Appendix A to each of the Indenture and the other Operative Documents and, to the extent applicable, in
Section 1.01 of the Pass Through Trust Agreement shall read as follows:

              "Additional Notes" shall mean notes issued pursuant to Section
2.08 of the Indenture.

              "Appraisal Procedure" shall mean a procedure for determining any amount, value or period. Such procedure shall be commenced by the delivery of written notification by EEX to the Indenture Trustee, or by the Indenture Trustee to EEX, that it desires to obtain an appraisal with respect to such amount, value or period. If required by the terms of the applicable Operative Documents, such parties shall first attempt to agree on such matter. If such parties are unable to agree on such matter within the time period specified in the applicable Operative Document, or if such parties are not required to attempt to agree, such parties shall thereupon consult for the purpose of selecting a mutually acceptable Independent appraiser. If within 10 days from the date the parties are required to so consult, they are unable to agree upon the appointment of a mutually acceptable Independent appraiser, then each of such parties shall appoint an Independent appraiser, and such Independent appraisers shall jointly determine such matter. If one party does not so appoint an Independent appraiser, then the Independent appraiser appointed by the other shall determine such matter as the sole appraiser. If such two Independent appraisers cannot agree on such matter within 20 days, such matters shall be determined by such two Independent appraisers and a third Independent appraiser chosen within 10 days after such 20-day period by such two Independent appraisers or, if such three Independent appraisers fail to reach an agreement, the determination of the appraiser that differs most from the second highest determination shall be excluded (unless such difference is less than ten percent from either of the other determinations), the remaining two determinations shall be averaged (or all three shall be averaged, if the third determination is not discarded due to the preceding parenthetical) and such average shall constitute the determination of the appraisers. If such two Independent appraisers fail to agree upon the appointment of a third Independent appraiser within the allotted time period, such appointment shall be made by the New York City office of the

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American Arbitration Association or any organization successor thereto, upon the request of any such parties from a panel of arbitrators having familiarity with assets similar to the assets comprised by the Production System. The determination of the appraisers so chosen shall be given within 20 days of the appointment of such third appraiser. Fees and expenses of the appraisers appointed in connection with an Appraisal Procedure shall be paid by EEX. The timetable for any Appraisal Procedure shall be appropriately accelerated to meet the applicable deadlines set forth in any of the Operative Documents.

              "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banks located in New York, New York, Dallas, Texas, the city in which the Indenture Trustee Office is located, or, so long as any Pass Through Certificate is Outstanding, the city in which the corporate trust department of the Pass Through Trustee is located, are required or authorized to remain closed.

              "Event of Loss" shall mean any of the following events: (a) the
(i) loss, theft, destruction or disappearance of, or (ii) occurrence of damage (which, in EEX's reasonable, good faith opinion, renders repair or replacement uneconomic) to, the Production System (or substantially the entirety of the Production System) or a Significant Portion thereof; (b) the permanent condemnation, confiscation or seizure of, or requisition of title to, the Production System or a Significant Portion thereof by any Governmental Authority; (c) the requisition of use of the Production System or a Significant Portion thereof by any Governmental Authority for a period beyond the latest maturity date of the Secured Notes; (d) the receipt of insurance proceeds based upon an actual or constructive total loss of the Production System or a Significant Portion thereof; (e) the parties to the Operating Agreement have determined, after January 1, 2001, to abandon the Production System or any Significant Portion thereof; (f) the parties to the Operating Agreement have determined, after the Closing Date and prior to January 2, 2001, and after EEX has taken all commercially reasonable steps to exercise its rights under the Operating Agreement to prevent such abandonment, to abandon the Production System or a Significant Portion thereof; (g) as a result of a change in any Governmental Rules or Governmental Actions, EEX is prohibited from using the Production System as a floating drilling and/or production system within the Gulf of Mexico; or (h) EEX sells, transfers, assigns or otherwise disposes of its entire interest in the Unit Area. An Event of Loss with respect to a Significant Portion of the Production System may constitute an Event of Loss with respect to the Production System. Such determination shall be made by EEX in its reasonable judgment. The date of an Event of Loss shall be the date EEX obtains Actual Knowledge of such event; provided that for the purposes of clause
(c) above, no Event of Loss shall be deemed to have occurred until the latest scheduled maturity date of the Secured Notes.

              "Fair Market Rental Value" or "Fair Market Sales Value" of any property or service as of any date shall mean the cash rent or cash price that would be obtained in an arm's-length lease or sale, respectively, between an informed and willing buyer (under no compulsion to lease or purchase) and an informed and willing seller (under no

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

compulsion to lease or sell) of the property or services in question and shall be determined on the basis that the Production System has been maintained in accordance with the requirements of Section 11 of Article XI of the Indenture (but otherwise on an "as-is" basis), as determined by an Independent appraiser applying methodologies consistent (after taking into account then current facts and circumstances) with those applied in connection with the Final Appraisal.

              "Indenture Supplement" shall mean any indenture supplement, substantially in the form of Exhibit D to the Indenture, that may be executed and delivered by EEX and the Indenture Trustee from time to time.

              "Independent" shall mean, when used with respect to any specified Person, a Person who (1) is in fact independent, (2) does not have any direct financial interest in EEX or any Affiliate and (3) is not connected with EEX or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by EEX and approved by the Indenture Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

              "Independent Investment Banker" shall mean an independent investment banking institution of national standing appointed by EEX; provided
                                                                      --------
that if the Indenture Trustee shall not have received written notice of such an appointment at least 10 days prior to the relevant Redemption Date, "Independent Investment Banker" shall mean such an institution appointed by the Indenture Trustee.

              "Outstanding", SECTION 1.01. (a) when used with respect to the Secured Notes, shall mean, as of the date of determination, all Secured Notes theretofore authenticated and delivered under the Indenture, except:

                   (i) Secured Notes theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                   (ii) Secured Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee, provided that such Secured Notes are to be redeemed and notice of such redemption has been duly given and not revoked or otherwise withdrawn pursuant to the Indenture; and

                   (iii) Secured Notes paid or in exchange for which or in lieu of which other Secured Notes have been authenticated and delivered pursuant to the Indenture;

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provided, however, that in determining whether the Holders of the requisite principal amount of Secured Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Secured Notes owned by EEX or any Affiliate thereof, shall be disregarded and deemed not to be Outstanding, unless such Persons own 100% of the Secured Notes owned by all Persons, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Secured Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Secured Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Secured Notes and that the pledgee is not EEX, or any Affiliate thereof; and

              (b) when used with respect to Pass Through Certificates, shall mean, as of the date of determination, all Pass Through Certificates theretofore authenticated and delivered under the Pass Through Trust Agreement, except:

                     (i) Pass Through Certificates theretofore cancelled by the Registrar or delivered to the Pass Through Trustee or the Registrar for cancellation;

                    (ii) all of the Pass Through Certificates if money in the full amount required to make the final distribution payment to be made pursuant to Section 11.01 of the Pass Through Trust Agreement has been theretofore deposited with the Pass Through Trustee in trust for the Certificateholders as provided in Section 4.01 of the Pass Through Trust Agreement pending distribution of such money to the Certificateholders pursuant to such final distribution payment; and

                   (iii) Pass Through Certificates in exchange for or in lieu of which other Pass Through Certificates have been authenticated and delivered pursuant to the Pass Through Trust Agreement.

              "Overdue Rate" shall mean a rate per annum equal to (i) with respect to amounts owing to any Loan Participant constituting payments or prepayments of the principal amount of the Secured Notes, the rate of interest on such Secured Notes and (ii) with respect to amounts owing to any Loan Participant not constituting payments or prepayments of the principal amount of the Secured Notes, a zero percent rate of interest.

              "Permitted Liens" shall mean (a) the respective rights and interests of EEX, the Indenture Trustee and the Holders, as provided in the Operative Documents, (b) Indenture Trustee's Liens, (c) Liens for Taxes either not delinquent or being contested in good faith and by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of, the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the

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Indenture Trustee or any Holder, (d) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens, arising in the ordinary course of business, or arising in the course of constructing, repairing, equipping or installing, modifying or expanding the Production System or any part thereof, for amounts either not more than 60 days past due or being contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein and any material danger of the interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the Indenture Trustee or any Holder, (e) Liens arising out of judgments or awards against EEX with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith so long as such judgment, award or appeal does not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the Indenture Trustee or any Holder, (f) the rights and interests of any Governmental Authority of the United States pursuant to the Federal Leases, (g) Liens for current crew's wages, for general average or salvage (including contract salvage) or for wages of stevedores employed directly by EEX, MPTM, or the operator, agent or master of the Platform which in each case (A) are unclaimed or covered by insurance or (B) for amounts either not are than 60 days past due or being contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the Indenture Trustee or any Holder, and Liens which, under the laws of Panama, take priority over a duly registered first naval mortgage and which are for amounts either not more than 60 days past due or being contested in good faith and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any part of the Production System, the Trust Estate or the Indenture Estate, or title thereto or any interest therein or any material danger of the interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the Indenture Trustee or any Holder, (h) Liens, assignments and subleases permitted by Section 14 of Article XI of the Indenture and the rights of any sublessee or any sublessor under any sublease permitted by Section 14 of the Lease, (i) the Operating Agreement and the rights of the Operator and the Other Owner thereunder and the rights of their successors, assigns or mortgagees (provided that nothing in the clause (i) shall permit EEX to grant or suffer to exist any Lien on the Production system other that (x) the rights of the "parties" under the Operating Agreement or (y) Liens described elsewhere in this definition), and (j) the respective rights and interests of the parties to the Other Operative Documents, as provided therein.

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              "Relevant Amendment" shall have the meaning specified in Section
3.04 of the Indenture, as originally executed.

              "Relevant Date" shall have the meaning specified in Section 3.04 of the Indenture, as originally executed.

              "Responsible Officer", when used with respect to the Indenture Trustee or the Pass Through Trustee, shall mean an officer in its corporate trust administration department (or any successor group of the Indenture Trustee or the Pass Through Trustee, as the case may be) or any other officer customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

              "Severable Modification" shall mean any Modification to the Production System permitted under Section 11 of Article XI of the Indenture and which can be readily removed from the Production System without causing material damage to the Production System.

              "Undivided Interest" shall mean EEX's 40.139265588% undivided interest in the Production System.

              (II) The following defined term shall be added to each such Appendix A:

              "United States Government Obligations" means securities that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged which are not callable or redeemable, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such United States Government Obligation or a specified payment of interest on or principal of any such United States Government Obligation held by such custodian for the account of the holder of a depository receipt so long as such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the United States Government Obligation or the specific payment of interest on or principal of the United States Government Obligation evidenced by such depository receipt.

              (III) Section 1.01 of the Indenture shall read as follows:

              SECTION 1.01. Definitions. Unless otherwise defined herein, for
                            -----------
the purposes hereof, terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A; provided, however, that (i) any reference to Lease Default or Lease Event of Default shall be deemed to be deleted and (ii) clause (c) of the definition of "Indenture Estate" shall be deemed to be deleted. References in this Indenture to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are

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to Sections, subsections and paragraphs in Articles I through XI of, and
Schedules, Appendices and Exhibits to, this Indenture unless otherwise indicated.

              (B) (I) Section 2.01(c) of the Indenture shall read as follows:

              (d) Each Secured Note issued after the Relevant Date shall be signed on behalf of EEX by the Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, the Controller, the Treasurer or the Secretary (or any other officer or employee authorized in writing by one of the foregoing officers) of EEX, manually or in facsimile. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Indenture Trustee by the manual or in facsimile signature of a Responsible Officer of the Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and delivered hereunder. Notwithstanding any provision to the contrary contained herein, any Secured Note issued after the Relevant Date shall be issued substantially in the form set forth in Exhibit A to Exhibit C hereto.

              (II) Sections 2.02 and 2.08 of the Indenture shall read as follows:

              SECTION 2.02. Payments from Indenture Estate and EEX. All payments
                            --------------------------------------
of principal, Make-Whole Amount, if any, and interest to be made by EEX and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of EEX under the Secured Notes and this Indenture, shall be payable from the income and proceeds from the Indenture Estate, and shall be direct obligations of EEX. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to EEX, and the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that the Indenture Trustee (whether in its individual or trust capacity) shall not be personally liable to such Holder for any amounts payable under the Secured Notes, or, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture.

              SECTION 2.08 Additional Notes. (a) So long as no Indenture Event
                           ----------------
of Default or an Indenture Default described in Section 5.02(a) or (f) shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, and subject to the conditions hereinafter provided in this Section 2.08, for the purpose of financing EEX's share of the cost of any Non-severable Modification or any Severable Modification required by law to the Production System or any Component thereof.

              (b) Prior to the issuance of any Additional Notes of any series pursuant to this Section 2.08, EEX shall have delivered to the Indenture Trustee, not less than forty-five (45) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request shall include the amount of such Additional Notes, the proposed date of issuance of such Additional

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Notes, and other details with respect thereto which are not inconsistent with this Section 2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Notes and any other Additional Notes that may have been issued theretofore, but otherwise shall be substantially similar in form to Exhibit A attached hereto, with such omissions therefrom, variations therein and additions thereto as shall be appropriate. Such Additional Notes shall not rank senior in any respect to other Secured Notes issued pursuant to the terms hereof but may rank junior in right of payment and security.

              (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture and such terms, conditions and designations shall be in form and substance acceptable to EEX and the Indenture Trustee) shall be set forth in a supplement to this Indenture, substantially in the form of Exhibit D, which shall be executed by EEX and the Indenture Trustee. Such Indenture supplement shall set forth:

                   (i) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

                   (ii) the date of maturity of such Additional Notes (which shall be no later than the latest scheduled maturity date of the Secured Notes then Outstanding);

                   (iii) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

                   (iv) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

                   (v) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of EEX, and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

                   (vi) any other terms and agreements in respect thereof provided or permitted by this Trust Indenture or necessary to specify the terms and conditions on which such Additional Notes shall be issued.

              (d)  Such Additional Notes shall be executed by EEX as provided in
Section 2.01(c) and deposited with the Corporate Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the

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Indenture Trustee, there shall be delivered to or deposited with the Indenture
Trustee the following:

                   (i)    the Request;

                   (ii) such supplement to this Indenture, duly executed by EEX;

                   (iii) such instruments as may be necessary to perfect the security interest in EEX's 60% undivided interest in such Modification under this Indenture;

                   (iv) such evidence of the due filing of financing statements and other filings with respect to the Modification as may be required to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens;

                   (v) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by EEX of the supplement to this Indenture relating thereto, and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect; together with evidence as to the due occurrence of all such authorization, execution, delivery and performance;

                   (vi) documentation, duly executed and delivered by the respective parties thereto whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 7 of the Participation Agreement);

                   (vii) an Officer's Certificate of EEX certifying as to its share of the cost of such Modification and that all conditions precedent to the issuance of the Additional Notes contained in this
         Section 2.08 have been satisfied unless such conditions have been waived in writing by the Indenture Trustee; and

                   (viii) such opinions of counsel as are customary in transactions of this type, including, without limitation, opinions as to the due authorization, execution, delivery and enforceability (subject to usual or customary exceptions, qualifications and assumptions) of such supplement to this Indenture and such Additional Notes, and such other certificates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08.

              (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes

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described in the Request and the supplement to this Indenture have been executed by EEX as required by this Indenture, the Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to EEX of the sum or sums specified in such Request.

              SECTION 2.12. Certain References and Obligations. Notwithstanding
                            ----------------------------------
any provision to the contrary contained herein, Sections 2.01, 2.03, 2.05, 2.06,
2.07 and 2.11 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or obligation of EEX.

              (C) Sections 3.02, 3.03, 3.04, 3.06, and 3.11 of the Indenture shall read as follows:

              SECTION 3.02. Mandatory Redemption. If an Event of Loss shall
                            --------------------
occur with respect to the Production System or a Significant Portion thereof then, unless, in the case of an Event of Loss with respect to such a Significant Portion where such Significant Portion is rebuilt or replaced pursuant to
Section 12.02 of Article XI, EEX shall redeem on the date of payment of the amount required to be paid as a result of such Event of Loss pursuant to Section
12.02 of Article XI (the date of any redemption under this Section 3.02 being herein called a "Casualty Redemption Date") (i) if the Event of Loss shall have occurred with respect to the Production System, the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Casualty Redemption Date and without Make-Whole Amount or any other premium and (ii) if the Event of Loss shall have occurred with respect to a Significant Portion of the Production System, such of the unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of (x) the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which shall be Lessor's Cost, at a redemption price equal to 100% of such unpaid principal amount of the Secured Notes to be redeemed on such Casualty Redemption Date pursuant to the terms of this Section 3.02(ii), together with any accrued and unpaid interest thereon to such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.O2(ii) and applied to interest in accordance with
Section 4.01) and without Make-Whole Amount or any other premium; provided that each Holder of a Secured Note shall receive, as to the principal thereof, the same portion of such Redemption Price in its entirety as the principal value of such Secured Note at such Casualty Redemption Date represents of the total value of the principal value of all Secured Notes at such Casualty Redemption Date.

              SECTION 3.03.  Optional Redemption. The Secured Notes may not be
                             -------------------
optionally redeemed on or prior to the fifth anniversary of the Closing Date. Following the fifth anniversary of the Closing Date, EEX at its option may redeem the Secured Notes on any date, in whole, at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed pursuant to this Section 3.03, together with any accrued and unpaid interest thereon to the date of redemption plus the Make-Whole Amount, if any.

              SECTION 3.04.  Intentionally Omitted

              SECTION 3.06.  Intentionally Omitted

              SECTION 3.08.  Intentionally Omitted

              SECTION 3.11.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein, Section 3.05 or 3.10 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to or obligation of EEX.

              (D) Article IV of the Indenture shall read as follows:

                                   ARTICLE IV


                      RECEIPT, DISTRIBUTION AND APPLICATION
                       OF INCOME FROM THE INDENTURE ESTATE


              SECTION 4.01.  Intentionally Omitted

              SECTION 4.02.  Certain Distributions. (a) Any payment received by
                             ---------------------
the Indenture Trustee (i) pursuant to Section 12 of Article XI as a result of the occurrence of an Event of Loss with respect to the Production System or a Significant Portion thereof or

(ii) pursuant to Section 3.03, shall be distributed forthwith in the following order of priority:

              first, in the manner provided in clause "first" of Section 4.03; second, in the manner provided in clause "third" of Section 4.03 but only with respect to those Secured Notes to be redeemed pursuant to Section 3.02 as a result of such Event of Loss, sale, termination or payment, as the case may be; third, in the manner provided in clause "second" of Section 4.03; fourth, in the manner provided in clause "fourth" of Section 4.03; and fifth, in the manner provided in clause "fifth" of Section 4.03.

              (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal or interest on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured
Note in accordance with the terms of Section 4.04.

              SECTION 4.03.  Distribution After Indenture Event of Default. If
                             ---------------------------------------------
(a) an Indenture Event of Default shall have occurred and be continuing, and (b) either the Indenture Trustee shall have given notice to declare this Indenture to be in default pursuant to Section 5.04(a), or any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, then, to the extent that each such declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i) all amounts then held by the Indenture Trustee in accordance with
Section 4.05 or 4.06 (and not excluded from the operation of this Section 4.03) or then otherwise held by the Indenture Trustee hereunder or under any Operative Document (other than amounts held for its own account) (and, in each case, all earnings thereon that constitute part of the Indenture Estate as provided in
Section 7.04), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts expressly paid to it for its own account, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

              first, so much of such proceeds as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

              second, so much of the remaining proceeds as shall be required to reimburse the then existing or prior Holders for amounts paid or advanced by the Holders pursuant to Section 6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the aggregate amount and interest due all such Persons under this clause "second";

              third, so much of the proceeds remaining as shall be required to pay in full the aggregate unpaid principal amount of each Secured Note then Outstanding and, Make-Whole Amount, if any, and all accrued but unpaid interest thereon to the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the aggregate amount due all such Holders under this clause "third";

              fourth, so much of the proceeds remaining as shall be required to pay to each Holder all other amounts payable pursuant to any provision of any Operative Document and remaining unpaid shall be distributed to such Holder for distribution to itself and its predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the aggregate amount due all such Holders under this clause "fourth"; and fifth, the balance, if any, of the proceeds remaining shall be distributed to EEX.

              All amounts distributed to any Holder pursuant to clause "third" of this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

              SECTION 4.04.  Application of Payments on Secured Notes. Each
                             ----------------------------------------
payment on a Secured Note shall be applied, first, to the payment of accrued interest on such Secured Note to the date of such payment, second, to the payment of Make-Whole Amount, if any, on such Secured Note due on the date of such payment, third, to the payment of any principal on such Secured Note then due thereunder, and fourth, to the payment of the installments of principal remaining unpaid on such Secured Note in the inverse order of the installment due date thereof.

              SECTION 4.05.  Applications of Payments According to Applicable
                             ------------------------------------------------
Operative Document Provisions. Any payments or amounts received by the Indenture
-----------------------------
Trustee, provision for the application of which is made in any Operative Document, shall be applied promptly as provided in such Operative Document, unless an Indenture Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Indenture Event of Default, in which case the Indenture Trustee shall hold such payment as part of the Indenture Estate, as cash collateral security hereunder for the obligations of EEX under the Operative Documents and shall invest such payments and amounts in accordance with the terms of Section 7.04, and, subject to earlier distribution thereof under Section 4.03, such payments and amounts, and the proceeds of any investment thereof, shall be paid by the Indenture Trustee to EEX at such time as any applicable conditions shall have been satisfied and no Indenture Event of Default shall be continuing.

              SECTION 4.06.  Amounts Received for Which No Provision Is Made.
                             -----------------------------------------------
(a) Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or any other Operative Document shall be held by the Indenture Trustee as part of the Indenture Estate in a cash collateral account maintained under Section 7.04, and (b) all payments received and amounts realized by the Indenture Trustee under this Indenture or otherwise with respect to the Undivided Interest, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder or the conditions set forth in Section 10.01 for the defeasance of the Secured Notes shall have been satisfied, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of and interest on all such Secured Notes or the conditions set forth in Section
10.01 for the defeasance of the Secured Notes shall have been satisfied, shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 4.03, omitting clause "third" thereof. The Indenture Trustee shall give prompt notice to EEX and each Holder of the receipt of any moneys by the Indenture Trustee subject to the provisions of this Section 4.06.

              SECTION 4.07.  Payment Procedures. All amounts which are
                             ------------------
distributable from time to time by the Indenture Trustee to EEX or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to EEX shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from EEX.

              (E)  Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.09 and 5.13 of the
Indenture shall read as follows:

              SECTION 5.01.  Intentionally Omitted

              SECTION 5.02.  Indenture Events of Default. "Indenture Event of
                             ---------------------------
Default" means any of the following events (whatever the reason for such Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or be pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule or Governmental Action):

              (a) EEX shall fail to make any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made on or prior to the tenth (10th) Business Day after the date for same shall have become due and payable; or

              (b) EEX shall fail to maintain the insurance required to be maintained pursuant to Section 13.1 of Article XI of this Indenture; or

              (c) EEX in any capacity under the Operative Documents shall fail to perform or observe in any material respect any covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (but in the case of the Participation Agreement, only as such covenant or agreement relates to the Indenture Trustee and the Loan Participants and other than any covenant or agreement under the Tax Indemnity Agreement) and such failure shall continue for a period of thirty (30) days after the earlier of receipt by EEX of a written notice from the Indenture Trustee specifying such failure and requiring it to be remedied or the date EEX obtains Actual Knowledge of such failure; provided, however, that the continuation of any such failure for such period of thirty (30) days or such longer period (not to exceed 365 days) or 180 days in the case of a failure to perform or observe the covenants contained in Section 11.21 or 11.22 hereof; provided that such 180 day period shall not extend beyond the date 1 year prior to the maturity date of the last maturing Secured Note after receipt of such notice shall not constitute an Indenture Event of Default so long as (i) such failure is curable or correctable and (ii) EEX is diligently pursuing the cure or correction of such failure; or

              (d) any representation or warranty made by EEX in any Operative Document (other than the Tax Indemnity Agreement) or in any Officer's Certificate of EEX delivered pursuant to any Operative Document shall prove to have been inaccurate in any material respect when made and such inaccurate representation or warranty shall remain inaccurate in any material respect within thirty (30) days after the earlier of receipt by EEX of a written notice thereof from the Indenture Trustee or the Actual Knowledge of Indenture Trustee; provided, however, that the continuation of any such inaccuracy for such period of thirty (30) days of such longer period (not to exceed 180 days) after receipt of such written notice thereof to remedy any such inaccuracy; or

              (e) EEX shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

              (f) an involuntary case or other proceeding shall be commenced against EEX seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days;

provided, however, that notwithstanding anything to the contrary contained in
--------  -------
Section 5.02(c), any failure of EEX to perform or observe any covenant or agreement specified in Section 5.02(c) shall not constitute an Indenture Event of Default if such failure is caused solely by reason of any event that constitutes an Event of Loss (or any event which with lapse of time would constitute an Event of Loss) as long as EEX is continuing to comply with all the applicable terms of Section 12.

              SECTION 5.03.Intentionally Omitted

              SECTION 5.04.  Remedies.
                             --------

              (a) If an Indenture Event of Default shall have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee may declare this Indenture to be in default by written notice to such effect given to EEX, and at any time thereafter, provided that such declaration shall not have been rescinded, the Indenture Trustee, to the extent permitted by applicable law and subject to Sections 5.05 and 5.09 may: (i) exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law, (ii) take possession of all or any part of the Indenture Estate and exclude EEX and all Persons claiming under EEX wholly or partly therefrom, (iii) upon reasonable prior written notice to EEX, invoke and exercise the power of sale and sell any or all of the Indenture Estate in the manner required by law at public auction, or in any other manner which shall be in accordance with applicable law, or, in lieu of sale pursuant to the power of sale, foreclose the Indenture Estate, (iv) exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction or under Panamanian law, and
(v) exercise any rights and remedies in respect of the Ship Mortgage. The Indenture Trustee shall notify EEX as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

              (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Sections 5.02(e) and (f)) shall have occurred and be continuing, then the Indenture Trustee may at any time, by written notice to EEX, immediately declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due there under, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

              (c) If an Indenture Event of Default of the type specified in Sections 5.02(e) and (f) shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, shall become and be due and payable automatically, without declaration, notice, demand or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then and in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Indenture Event of Default or impair any right consequent thereon.

              (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it, (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture Trustee and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

              SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate.
                             -------------------------------------------------
(a) EEX agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude EEX, and all Persons claiming under EEX, wholly or partly therefrom; provided, however, that at least 30 Business Days' prior notice of such taking of possession shall be given to EEX. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, EEX shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If EEX shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property comprising a portion of the Indenture Estate and requiring EEX to execute and deliver such instruments and documents to the Indenture Trustee or (ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture and the Ship Mortgage.

              (b) Upon every such taking of possession, the Indenture Trustee may make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of EEX relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents, revenues, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including without limitation the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of EEX, and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture or the Ship Mortgage, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

              (c) Any of the Indenture Trustee, any Holder or EEX may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price thereof or the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase, good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in EEX in respect of the property so purchased.

              (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture or the Ship Mortgage shall bind EEX and the Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, EEX and the Holders in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, EEX shall execute any and all such bills of sale, instruments of conveyance and assignment and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit continuation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this Section 5.05(d). EEX shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of EEX in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against EEX and against any and all persons claiming or who may claim the same, or any part thereof from, through or under EEX. Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture Trustee will promptly account in writing, in reasonable detail, to EEX for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

              (e) The Indenture Trustee shall as a matter of right, be entitled to the appointment of a receiver or a keeper pursuant to the terms and provisions of La. R.S. 9:5136 et seq. (who may be the Indenture Trustee or any successor or nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership or keepership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and EEX hereby consents to the appointment of such a receiver or keeper, and agrees that it will not oppose any such appointment. Any receiver or keeper appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

              (f) To the extent now or at any time hereafter enforceable under applicable law, EEX covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the Indenture Estate or the security for the Secured Notes marshaled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person who may claim through or under it, except decree or judgment creditors of EEX acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

              The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

              (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

              (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies of the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

              (i) Notwithstanding anything contained herein, so long as the Pass Through Trustee is a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

              (j) EEX shall be liable for all reasonable legal fees and other reasonable costs and expenses incurred by each Loan Participant and the Indenture Trustee by reason of the occurrence of any Indenture Event of Default or the exercise of remedies with respect thereto.

              SECTION 5.09.  Quiet Enjoyment. Unless an Indenture Event of
                             ---------------
Default shall have occurred and be continuing and EEX shall have been notified of such Event of Default, the Indenture Trustee agrees not to take or permit any Person lawfully claiming by, through or under it to take any action which interferes with EEX's rights to uninterrupted possession and use of and quiet use and enjoyment of the benefits of the Undivided Interest. Without limiting the foregoing, the Indenture Trustee (for itself and its successors and assigns, it being agreed that the following provisions of this sentence run with the Undivided Interest and shall be binding on any transferee or assignee of the whole or any part of the Undivided Interest) hereby waives the right to bring any action for partition of the Production System or EEX's or the Indenture Trustee's interest therein and hereby covenants that, for so long as there are economically producible oil, gas or other hydrocarbon reserves in the Unit Area ("Unit Reserves"), the Indenture Trustee shall not (i) resort to any action in law or equity to partition the Production System, (ii) interfere in any manner with the quiet use and enjoyment of the Other Owner of the Other Undivided Interest or the Other Percentage Owner, or (iii) permit the Production System to be sold, removed or abandoned such that it is made unavailable to produce the Unit Reserves. The Other Owner, the Other Percentage Owner and their respective successors and assigns shall be third-party beneficiaries of the Indenture Trustee's waiver and covenants contained in the immediately preceding sentence. The Indenture Trustee agrees that any transferee of its interest in the Undivided Interest shall agree in writing that its interest will be bound by the provisions of the second preceding sentence. In addition, the Indenture Trustee (for itself and its successors and assigns) agrees that its interest will be bound by the terms of the Operating Agreement.

              SECTION 5.13.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Lessee in Section 5.07 shall after the Relevant Date be deemed to be deleted and (b) Sections 5.07 and 5.10 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or obligation of EEX.

              (F)  Sections 6.01, 6.02, 6.03, 6.07, 6.08, 6.10 and 6.12 of the
Indenture shall read as follows:

              SECTION 6.01.  Certain Actions. If the Indenture Trustee shall
                             ---------------
have Actual Knowledge of any Indenture Event of Default or any Indenture Default or any material fact relating to the Production System, the Indenture Trustee shall (a) give prompt telephonic notice (promptly confirmed in writing) to EEX and (b) within 90 days after obtaining such Actual Knowledge, mail to each Holder, notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such

Indenture Event of Default has been so remedied; provided, however, that the failure by the Indenture Trustee to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default. Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders. Notwithstanding any other provision hereof, the Indenture Trustee shall not be required to make any determination of materiality pursuant to Section 5.02(c) or (d).

              SECTION 6.02. Action Upon Instructions. The Indenture Trustee
                            ------------------------
shall, upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided, however, that nothing set forth in this Section 6.02 shall entitle the Holders to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Event of Default or fact as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives any instructions after the expiration of the aforementioned twenty day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

              SECTION 6.03.  Release of Lien of Indenture. (a) Release of
                             ----------------------------      ----------
Indenture Estate. Upon satisfaction of the conditions for termination of this
----------------
Indenture set forth in Section 10.01, the Indenture Trustee, upon the written request of EEX, shall execute and deliver to, or as directed by, EEX, all appropriate instruments (in due form for recording or filing) releasing the Indenture Estate from the Lien of this Indenture and the Indenture Trustee shall pay all moneys or other properties or proceeds held by it under this Indenture to EEX. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by EEX.

              (b)  Release of Undivided Interest Upon Event of Loss. Upon the
                   ------------------------------------------------
occurrence of an Event of Loss with respect to the Undivided Interest or a Significant Portion thereof and receipt by the Indenture Trustee of all amounts due and payable by EEX as a result of such Event of Loss pursuant to Section
12.02 of Article XI and the concurrent redemption of Secured Notes as set forth in Section 3.02, the Indenture Trustee, upon the written request of EEX, shall execute and deliver to, or as directed by, EEX, all appropriate instruments provided by EEX (in due form for recording or filing) releasing the Undivided Interest or such Significant Portion, as the case may be, and all other property solely relating thereto and then constituting a portion of the Indenture Estate (or if not solely relating thereto, but such other property can be reasonably partitioned without undue burden or delay, such other property), as the case may be, from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(b) shall be borne by EEX.

              (c)  Release of Liens upon Full Payment of Secured Notes. Upon
                   ---------------------------------------------------
payment in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document, the Indenture Trustee, upon the written request of EEX, shall execute and deliver to, or as directed by, EEX, all appropriate instruments provided by EEX (in due form for recording or filing) releasing the Undivided Interest, and the Lessor's Interest therein, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(c) shall be borne by EEX.

              SECTION 6.07.  No Action Except Under Operative Documents or
                             ---------------------------------------------
Instructions. The Indenture Trustee agrees that it will not use, operate, store,
------------
lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest or any other part of the Indenture Estate except (a) in accordance with the terms of the Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to the express terms of this Indenture.

              SECTION 6.08.  Intentionally Omitted

              SECTION 6.10.  Intentionally Omitted

              SECTION 6.12.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein, (a) the reference to the Lessee in Section 6.09 shall after the Relevant Date be deemed to be deleted, (b) Sections 6.09 and 6.11 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in any such Section shall after the Relevant Date be deemed to be a reference to or obligation of EEX and (c) the phrase "the Owner Participant or" in Section 6.11 shall after the Relevant Date be deemed to be deleted.

              (G) Sections 7.02, 7.03, 7.04, 7.05, 7.07 and 7.10 of the
Indenture shall read as follows:

              SECTION 7.02.  Absence of Duties Except as Specified. Except in
                             -------------------------------------
accordance with written instructions furnished pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06 and 6.07, the Indenture Trustee shall have no duty (a) to record or file this Indenture or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any such insurance, whether or not EEX shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Indenture Estate, or (d) to inspect the Undivided Interest at any time, or to ascertain or inquire as to the performance or observance of any of EEX's covenants hereunder.

              SECTION 7.03.  No Representations or Warranties. NEITHER EEX NOR
                             --------------------------------
THE INDENTURE TRUSTEE MAKES (IN ITS INDIVIDUAL AND TRUST CAPACITIES) (a) ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE DESIGN OR CONDITION OF THE PRODUCTION SYSTEM OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE PRODUCTION SYSTEM OR ANY COMPONENT OF THE PRODUCTION SYSTEM, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTION SYSTEM, OR ANY COMPONENT OF THE PRODUCTION SYSTEM, except, in the case of EEX, as expressly provided in
Section 5 of the Participation Agreement, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Sections 5 and 9 of the Participation Agreement.

              SECTION 7.04.  No Segregation of Moneys; No Interest; Investments.
                             --------------------------------------------------
Any moneys paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Holders or EEX shall be deposited in a separate, interest bearing cash collateral account; provided that any payments received or applied hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or any other Operative Document shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the direction of EEX; provided, however, that in the event there shall be continuing any Indenture Event of Default such directions may be given exclusively by a Majority in Interest of Holders of Notes. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. Any Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

              SECTION 7.05.  Reliance; Agents; Advice of Counsel. The Indenture
                             -----------------------------------
Trustee (in its individual or trust capacity for the purposes of this Section 7.05) shall not incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Document, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to EEX the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of EEX as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Indenture Trustee (in its individual or trust capacity), for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountant or other skilled Person acting within such Person's area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Person).

              SECTION 7.07.  Right of the Indenture Trustee to Perform
                             -----------------------------------------
Covenants, Etc. If EEX shall fail to make any payment or perform any act
--------------
required to be made or performed by it hereunder or under any other Operative Document to which it is a party or if EEX shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or any other Operative Document to which it is a party, the Indenture Trustee, after notice to and demand upon EEX and affording EEX a reasonable opportunity to cure, and without waiving or releasing any obligation or Indenture Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of and at the expense of the Indenture Estate, and may enter upon any property for such purpose and take all such action with respect thereto as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses including taxes (other than taxes based upon or measured by or determined by the income of the Indenture Trustee (including, without limitation, legal fees and expenses)) so incurred, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

              SECTION 7.10.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein, Section 7.09 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in such Section shall after the Relevant Date be deemed to be a reference to or an obligation of EEX.

              (H) Sections 8.01 and 8.04 of the Indenture shall read as follows:

              SECTION 8.01.  Intentionally Omitted

              SECTION 8.04.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein, (a) Sections 8.02 and 8.03 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee or the Lessee contained in any such Section shall after the Relevant Date be deemed to be a reference to or an obligation of EEX and (b) Section 8.02 shall be deemed amended to provide that any reference to the Owner Participant contained in such Section shall be deemed to be deleted.

              (I) Sections 9.02(a), 9.02(b) and 9.02(c) of the Indenture shall read as follows:

              (a)  Intentionally Omitted

              (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the written consent of a Majority in Interest of Holders of Notes and upon the written request of EEX, the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, any of the Operative Documents; provided, however, that no such amendment or supplement to this Indenture, or consent, waiver, authorization, approval, amendment or supplement to any such Operative Document shall, without the consent of each Holder of a Secured Note then Outstanding:

                   (i) change the stated maturity of the principal of, or any installment of interest on, or any mandatory or optional repayment, purchase or redemption provision with respect to, any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole

         Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

                   (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

                   (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or any other Operative Document;

                   (iv) modify the definitions of "Indenture Default", "Indenture Event of Default" or "Majority in Interest of
         Holders of Notes";

                   (v) modify the order of priorities in which distributions are to be made under Article IV;

                   (vi)   Intentionally Omitted

                   (vii)  Intentionally Omitted

                   (viii) modify, amend or supplement any of the provisions of this Section 9.02;

                   (ix)   Intentionally Omitted

                   (x) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

              (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), without the necessity of the consent of any of the Holders, the Indenture Trustee may:

                  (i)     Intentionally Omitted

                  (ii)    Intentionally Omitted

                  (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the

         Participation Agreement as originally executed: Section 5 (insofar as such Section 5 relates to the Indenture Trustee, the Indenture Estate and the Holders), Section 10, Section 11.4, Section 12 (insofar as such
         Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participant would be adversely affected thereby, Section 15 and any definition of terms used in the Participation Agreement to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this Section 9.02(c);

                    (iv) modify, amend or supplement either of Section 12 or
         Section 13 of Article XI of this Indenture, or give any consent, waiver, authorization or approval with respect thereto, except that without the written consent of a Majority in Interest of Holders of Notes, the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Indenture: Article II, Article III, Article VII,
         Article IX or Article XI;

                     (v) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake or cures an ambiguity.

              (II) Sections 9.07 and 9.08 of the Indenture shall read as follows:

              SECTION 9.07.  Intentionally Omitted

              SECTION 9.08.  Certain References and Obligations. Notwithstanding
                             ----------------------------------
any provision to the contrary contained herein:


              (a) the phrases "the succession of a new Grantor Trustee in accordance with the Trust Agreement or" and "thereunder or" in each of Sections 9.01(f) and 9.O2(d)(iv) shall after the Relevant Date be deemed to be deleted;

              (b)  the reference to the Lessee in each of Sections 9.01(c) and
9.06 shall after the Relevant Date be deemed to be deleted; and Sections 9.01, 9.03, 9.05 and 9.06 shall be deemed amended to provide that any reference to or obligation of the Grantor Trustee contained in such Sections shall after the Relevant Date be deemed to be a reference to or an obligation of EEX; and

              (c) all provisions requiring delivery of documents to the Owner Participant in Section 9.06 shall be deemed to be deleted.

              (J) Sections 10.01, 10.03, 10.04, 10.05, 10.08, 10.10, 10.11 and
10.14 of the Indenture shall read as follows:

              SECTION 10.01. Termination of Indenture.  This Indenture and the
                             ------------------------
trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, when:

              (a) the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or under any other Operative Document shall have been paid in full; or

              (b) the Indenture Trustee shall have sold or made other final disposition of all property and all moneys or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof; or

              (c) all Secured Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable (whether upon stated maturity, as a result of redemption or upon acceleration), or will become due and payable (including as a result of redemption in respect of which irrevocable notice has been given to the Indenture Trustee on or prior to the date of such deposit) at maturity within one year, and there has been deposited with the Indenture Trustee in trust for the purpose of paying and discharging the entire indebtedness on the Secured Notes not theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, an amount in cash sufficient without reinvestment thereof to discharge such indebtedness, including the principal of and interest on the Secured Notes to the date of such deposit (in the case of Secured Notes which have become due and payable), or to the maturity thereof, as the case may be; or

              (d) (i) EEX has deposited or caused to be deposited irrevocably (except as provided in Section 10.03(b)) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Loan Participants, (A) money in an amount, or (B) United States Government Obligations which, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date or any payment referred to below in this clause) money in an amount, or (C) a combination of money and United States Government Obligations referred to in the foregoing clause (B), sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge each installment of principal of and interest on the Outstanding Secured Notes on the dates such payments of principal or interest are due (including as a result of redemption in respect of which irrevocable notice has been given to the

Indenture Trustee on or prior to the date of such deposit), and no Indenture Event of Default under Section 5.02(g) shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after such date; provided, however, that upon the making of the deposit referred to above in clause (A), the right of EEX to cause the redemption of Secured Notes (except a redemption in respect of which irrevocable notice has theretofore been given) shall terminate; and (ii) EEX has delivered to the Indenture Trustee an Officer's Certificate of EEX to the effect that (A) such deposit will not constitute an Indenture Event of Default under this Indenture or a default or event of default under any other agreement or instrument to which EEX is a party or by which it is bound and (B) all conditions precedent relating to the termination of this Indenture under this Section 10.01(d) have been complied with; and (iii) EEX has delivered to the Indenture Trustee an Officer's Certificate of EEX and an Opinion of Counsel to the effect that there has been published by the Internal Revenue Service a ruling to the effect that Loan Participants will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise by EEX of its option under this Section 10.01(d) and will be subject to Federal income tax in respect of the interest received from such deposit on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised; and (iv) all other amounts then due and payable hereunder to any Holder or the Indenture Trustee have been paid.

              Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

              SECTION 10.03. Monies to Be Held in Trust; Monies to be Returned
                             -------------------------------------------------
to EEX. (a) All moneys and United States Government Obligations deposited with
------
the Indenture Trustee pursuant to Section 10.01 shall be held in trust and applied by it, in accordance with the provisions of the Secured Notes and this Indenture, to the payment to the Holders of all sums due and to become due thereon for principal and interest, but such money need not be segregated from other funds except to the extent required by law.

              (b) The Indenture Trustee shall promptly pay or return to EEX upon request of EEX any money or United States Government Obligations held by it at any time that are not required for the payment of the amounts described in
Section 10.03(a) for which money or United States Government Obligations have been deposited pursuant to Section 10.01.

              SECTION 10.04. Aggregate Unpaid Principal Amount of Secured Notes
                             --------------------------------------------------
Outstanding. As to the aggregate unpaid principal amount of Secured Notes
-----------
Outstanding as of any date, EEX may rely on an Officer's Certificate of the Indenture Trustee.

              SECTION 10.05. Notices. All communications, notices and consents
                             -------
provided for in this Indenture shall be in writing and shall be given in person or by courier or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by first class mail, addressed, in the case of EEX, to EEX Corporation, 2500 City West Blvd., Suite 1400, Houston, TX 77042 Attention:
Joseph T. Leary; Telecopier: (713) 243-3321, in the case of the Indenture Trustee, to The Bank of New York, 101 Barclay Street, Floor 21-W, New York, New York 10286, Attention: Corporate Trust Trustee Administration; Telecopier: (212) 815-5915; and, in the case of all other parties, as set forth in Schedule 1 to the Participation Agreement or at such other address as any such Person may from time to time designate by notice duly given in accordance with the provisions of this Section 10.05 to the other parties hereto and shall be deemed given when received by (or when proffered to, if receipt is not accepted) the party to whom it is addressed.

              SECTION 10.08. Successors and Assigns. All covenants and
                             ----------------------
agreements contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

              SECTION 10.10. Normal Commercial Relations. Notwithstanding
                             ---------------------------
anything contained in this Indenture to the contrary, any Loan Participant, the Indenture Trustee or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with EEX fully to the same extent as if this Indenture were not in effect.

              SECTION 10.11. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY,
                             -------------
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE.

              SECTION 10.14. Benefits of Indenture. Nothing in this Indenture,
                             ---------------------
whether express or implied, shall be construed to give to any Person other than the parties hereto and the Holders any legal or equitable right, remedy or claim under or in respect of this Indenture or the Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto and the Holders.

              (K) The Indenture shall include the following Article XI, Article XII and Article XIII:

                                   ARTICLE XI

                          CERTAIN ADDITIONAL PROVISIONS

              This Article XI consists of Sections 10 through 14 and 20. Sections 1 through 9 and 15 through 19 are intentionally omitted.

              SECTION 10.    LIENS.

              EEX will not, directly or indirectly, create, incur, assume or suffer to exist any Liens on or with respect to all or any part of the Undivided Interest, title thereto or any interest therein, other than Permitted Liens, and EEX promptly, at its own expense, will take such actions as may be necessary duly to discharge any such Lien not excepted above.

              SECTION 11. OPERATION AND MAINTENANCE; INSPECTION; REPLACEMENTS AND MODIFICATIONS; IDENTIFICATION.

              11.01. Operation and Maintenance. So long as the Operating
                     -------------------------
Agreement is in effect, EEX will at its own expense maintain and operate the Production System in accordance with the applicable provisions of the Operating Agreement. At all other times, EEX shall, at its own expense, operate and maintain (or cause the operator thereof to operate and maintain) the Production System in accordance with the EEX's established maintenance, rebuild and repair programs so long as any Secured Notes remain Outstanding (and without discriminating against the Production System, including, without limitation, any discrimination with respect to the installation of Modifications required by Governmental Rules that may be phased in over a period of time that commences prior to and extends beyond the end of the period during which any Secured Notes remain Outstanding) so as to keep the Undivided Interest (a) in good working order and condition, ordinary wear and tear excepted, (b) in compliance in all material respects with all applicable Governmental Rules and Governmental Actions and the requirements of any insurance policy required to be maintained pursuant to Section 13 hereof, to the extent any such insurance policy expressly requires certain maintenance activities; provided, however, that EEX shall not
                                         --------  -------
be obligated to comply with any Governmental Rule or Governmental Action (i) whose application or validity is being contested diligently and in good faith by appropriate proceedings, (ii) compliance with which shall have been excused or exempted by a nonconforming use permit, waiver, extension or forbearance exempting it from such Governmental Rule or Governmental Action but only to the extent that EEX's noncompliance is in accordance therewith, (iii) if good faith efforts and appropriate steps are being taken to comply, or (iv) if failure of compliance (individually and in the aggregate with all other instances of continuing noncompliance by EEX) would result in no material adverse consequences to EEX, so long as, in the case of each of clauses (i) through (iv) of this proviso, neither such failure of compliance nor such contest shall result in any material risk or danger of (1) the sale, forfeiture or loss of any material part of or interest in the Production System or the Undivided Interest or the Indenture Estate or title thereto or interest therein, (2) any interference with the payment of principal or interest hereunder or any other amount due by EEX hereunder or under the Operative Documents to the Indenture Trustee or any Holder, or (3) the imposition of any criminal liability on the part of, or any other material adverse effect on, the Indenture Trustee, any Loan Participant, the Indenture Estate or the Undivided Interest, (c) with respect to the Platform, in compliance with recognized maintenance standards for other comparable platforms in the Gulf of Mexico, (d) with respect to the Platform, in compliance with the American Petroleum Institute guidelines for inspection and repair of platforms and (e) with respect to the Platform, in compliance with the existing classification for the Platform issued by the Classification Society.

              11.02. Inspection and Reports. The Indenture Trustee shall have
                     ----------------------
the right to inspect the Production System and the books and records of EEX relating thereto to the extent provided in, and subject to the restrictions set forth in, Sections 10.7 and 11.5 of the Participation Agreement. The Indenture Trustee shall receive copies of the SEC reports and financial statements of EEX as provided in section 10.2 of the Participation Agreement.

              11.03. Required Modifications. So long as the Operating Agreement
                     ----------------------
is in effect, EEX shall have the right, subject to the last sentence of this
Section 11.03, to propose, or approve all Modifications to the Production System in accordance with the provisions of the Operating Agreement and EEX shall take all actions thereunder which may be required to make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to comply in all material respects with the requirements of all applicable Governmental Rules and Governmental Actions. At all other times, EEX shall make (or cause to be made) all Severable and Nonseverable Modifications to the Production System as may be required from time to time to meet the requirements of clause (b) of Section 11.01 of this Article XI or to maintain any insurance coverage required by Section 13.01 of this
Article XI (subject to the qualifications set forth in such Section). EEX shall complete (or cause to be completed) all Modifications in a good and workmanlike manner, with reasonable dispatch and in a manner which does not decrease the value of the Production System (except to a de minimis extent) or decrease the remaining useful life or utility of the Production System.

              11.04. Optional Modifications. EEX may, at no expense to the
                     ----------------------
Indenture Trustee, make (or cause or allow to be made) such other Severable and Nonseverable Modifications to the Production System not required by Section
11.03 of this Article XI as do not (i) decrease the Fair Market Sales Value (except to a de minimis extent) or utility of the Production System or decrease the remaining useful life; or (ii) alter the primary function of the Production System (namely to drill and produce oil and gas), taken as a whole, to a function other than its primary function on the Closing Date.

              11.05. Title to Modifications.  (a) Title to EEX's undivided
                     ----------------------
interest in all Severable Modifications to the Production System not required by any Governmental

Rule or Governmental Action shall vest in EEX or any Person designated by EEX, free and clear of the Lien of this Indenture.

              (b) EEX's 40.139265588% undivided interest in and to (i) all Replacement Components of the Production System, (ii) Severable Modifications to the Production System required by any Governmental Rule or Governmental Action and (iii) Nonseverable Modifications to the Production System shall without further act be subject to the Lien of this Indenture.

              11.06.  Payment for Modifications and Replacement Components.
                      ----------------------------------------------------
(a) EEX shall be permitted at any time to finance the cost of any Severable Modification to the Production System not required by any Governmental Rule or Governmental Action, directly or indirectly, including, without limitation, on a third party ownership basis.

              (b) EEX shall be permitted at any time to finance its share of the cost of any Severable Modification to the Production System that is required by any Governmental Rule or Governmental Action to be made or any Nonseverable Modification to the Production System through the issuance of Additional Notes in accordance with Section 2.08 or any alternative means of financing; provided, however, that such alternative financing does not and will not result in any Lien (other than Permitted Liens) on or with respect to the Production System as modified by such Modification.

              11.07.  Replacement of Components; Title to Components; Removal of
                      ----------------------------------------------------------
Property. (a) Any Component or Replacement Component may be removed and replaced
--------
with a Replacement Component and, upon such replacement, EEX (or its designee) shall be entitled to retain the amount of the net proceeds of any sale or disposition of any such removed Component or Replacement Component. Any such Replacement Components shall be free and clear of all Liens, except Permitted Liens, and in as good operating condition as, and with a value and utility (and, in the case of Major Components, useful life) at least equal to, the Components or Replacement Components replaced, assuming such replaced Components or Replacement Components were in at least the condition and repair required to be maintained hereunder and shall not, individually or in the aggregate, adversely affect the Production System's useful life. Immediately upon any Replacement Component becoming incorporated in the Production System, without further act,
(i) title to EEX's undivided interest in such Replacement Component shall vest in EEX or such Person as shall be designated by EEX, (ii) EEX's 40.139265588% undivided interest in such Replacement Component shall become subject to the Lien of the Indenture, (iii) EEX's undivided interest in such Replacement Component shall be deemed a part of the Production System and the Undivided Interest for all purposes thereof and hereof to the same extent as EEX's undivided interest in the Component or Replacement Component it replaced and
(iv) title to EEX's undivided interest in such removed Component or Replacement Component shall vest in EEX or such Person as shall be designated by EEX, free and clear of all rights of the Indenture Trustee and shall no longer be deemed a Component or a Replacement Component hereunder.

              (b) If, at any time that any Secured Note remains Outstanding, EEX shall conclude that any property included in the Production System is obsolete, redundant or unnecessary and can be removed without diminishment of the value or utility of the Production System or reduction of the remaining useful life of the Production System, EEX may remove (or allow to be removed) such property and upon such removal, without further act, title to EEX's undivided interest in such property shall vest in EEX or in such Person as shall be designated by EEX, free of the Lien of this Indenture. In addition, notwithstanding anything contained in this Indenture to the contrary, if an event occurs with respect to any Component or Components which would constitute an Event of Loss if such event occurred with respect to the Production System or a Significant Portion thereof, EEX shall have no obligation to redeem any Outstanding Secured Notes in respect of, or to otherwise replace or repair, such Component or Components, so long as, in EEX's reasonable judgment (i) such Component is not a Significant Portion and (ii) such Component or Components are not material to the overall operation of the Production System.

              11.08. Employment of Personnel. Solely as between the Indenture
                     -----------------------
Trustee and EEX, the master, officers and crew of the Platform and all other persons at any time on board the Platform shall be deemed to be engaged and employed exclusively by EEX and shall be deemed to be and remain EEX's servants, navigating and working the Platform solely on behalf of and at the risk of EEX. THIS SECTION 11.08 SHALL NOT BE DEEMED TO CREATE ANY RIGHT IN, OR TO BE FOR THE BENEFIT OF, ANY THIRD PARTY.

              11.09. Salvage.  The Indenture Trustee shall not have any
                     -------
interest in any salvage monies earned by the Platform or received by EEX or the Operator. EEX assumes and shall satisfy all costs and liabilities incurred in connection with all salvage services rendered by the Platform.

              11.10. If EEX has Actual Knowledge of any Indenture Event of Default or Indenture Default EEX will give prompt written notice thereof to the Indenture Trustee, the Notice shall set forth in reasonable detail the circumstances of such default or loss known to EEX.

              11.11. Identification of Platform. At all times until the
                     --------------------------
expiration or termination of this Indenture, EEX shall cause to be placed and kept prominently displayed in the chart room of the Platform a notice, in English, framed under glass, printed in plain type of such size that the paragraph of reading matter thereof shall cover a space not less than six inches wide by nine inches high, reading as follows:

                              "NOTICE OF MORTGAGE"


         A [ ]% undivided interest in this vessel is owned by EEX, Inc. and is covered by a First Priority Naval Mortgage dated as of ________ in favor of The Bank of New York, as Mortgagee. Said mortgage provides that no person shall create, incur or permit to be placed or imposed upon this vessel any lien or encumbrance whatsoever except as expressly permitted therein. A copy of said mortgage is carried on this vessel and must be exhibited on demand to any person having business with this vessel."

Such notice shall be changed to reflect the identity of any successor Indenture Trustee. EEX shall not take any action or omit to take any action that would (i) cause the Platform to cease to be documented as a vessel pursuant to the laws of the Republic of Panama, (ii) cause the Ship Mortgage on the Platform to cease to be a first priority naval mortgage under the laws of the Republic of Panama or
(iii) cause the Platform to cease to be entitled to the same classification that the Platform had from the Classification Society on the Closing Date (subject to any reduction in classification and rating resulting from the age of the Platform).

              11.12. Merger, Consolidation, Sale, Etc. (a) Except as may occur
                     --------------------------------
in conjunction with the Enserch Transactions, so long as any of the Secured Notes remain Outstanding or any amounts with respect thereto remain due and owing by EEX to the Loan Participant under any Operative Document remain unpaid EEX shall not consolidate with or merge with or into any other corporation under circumstances where EEX is not the surviving corporation, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its assets as an entirety to any Person, unless:

                      (i) the successor or transferee corporation (x) is generally paying its debts as they become due and (y) is not subject to bankruptcy, insolvency or similar proceedings;

                     (ii) the successor or transferee corporation shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall execute and deliver to the Indenture Trustee and the Loan Participant an agreement (in form and substance reasonably satisfactory to each thereof) containing the assumption by such successor corporation of the due and punctual performance and observance of each covenant and condition of each Operative Document to which EEX is a party to be performed, complied with or observed by EEX;

                    (iii) immediately prior to and immediately after giving effect to such transaction, no Indenture Default described in Sections 5.02(a) or (f) of Indenture Event of Default shall have occurred and be continuing; and

                     (iv) EEX shall have delivered to the Indenture Trustee an Officer's Certificate of EEX signed on behalf of EEX by the Chief Financial Officer of EEX, and an opinion of counsel to the Lessee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement referred to in clause (ii) above comply with this Section
         11.13 and that all conditions precedent herein provided for relating to such transaction have been satisfied and, in the case of such opinion, that (x) such assumption agreement has been duly authorized, executed and delivered by such successor corporation or transferee and is enforceable against such successor corporation or transferee in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and (y) all filings or recordations necessary to protect the interests of the Indenture Trustee in and to the Production System have been made.

              (b) Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety in accordance with this Section 11.13, the successor corporation formed by such consolidation or into which EEX is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, EEX under this Indenture and the other Operative Documents to which EEX is a party with the same effect as if such successor corporation had been named as EEX herein and therein. No such consolidation, merger, conveyance, transfer or lease of all or substantially all of the assets of EEX as an entirety shall have the effect of releasing EEX or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 11.13 from its liability hereunder or under any other Operative Document. Nothing contained herein shall permit any lease, sublease or other arrangement with respect to the Undivided Interest except in compliance with the applicable provisions of this Indenture.

              (c) Notwithstanding anything herein to the contrary, subject to satisfaction of Section 10.4(c), no consent shall be required in connection with the Enserch Transactions.

              11.14  Change in Name or Chief Place of Business. EEX shall give
                     -----------------------------------------
notice to the Indenture Trustee promptly but in any event within 30 days after any change in its name or chief place of business or chief executive office.

              11.15. Repair of Production System. In the event of any damage to
                     ---------------------------
the Production System which does not constitute an Event of Loss, subject to the last sentence of Section 11.07(b), EEX shall, at no expense to the Indenture Trustee, as soon as commercially practicable, repair, restore or rebuild (or shall cause to be repaired, restored or rebuilt) the damaged or destroyed property so that upon completion of such repair, restoration or rebuilding, the value, utility and remaining useful life of such property shall be at least equal to the value, utility and remaining useful life of such property immediately prior to such damage or destruction, assuming such property was maintained in accordance with the terms hereof.

              11.16  Documentation of Platform. EEX shall so long as any Secured
                     -------------------------
Note is outstanding maintain the documentation of the Platform in the Republic of Panama (or in any other jurisdiction selected by EEX provided such other jurisdiction provides substantially equivalent protection for the rights of lenders for similar transactions as the law of the Republic of Panama), and shall not do or suffer or permit to be done anything which would prevent the maintenance of the documentation of the Platform under the laws and the flag of the Republic of Panama (or such other jurisdiction) or which would constitute or result in a violation of any applicable law or regulation of the Republic of Panama (or such other jurisdiction) non-compliance with which could create any material risk of or danger of the sale, forfeiture or loss of any material part of or interest in the Platform.

              11.17  Notice of Certain Events. Promptly after EEX has Actual
                     ------------------------
Knowledge that any Indenture Default has occurred and has continued for thirty days, or any Indenture Event of Default, Event of Loss or event described in clause (c) of the definition of Event of Loss has occurred, EEX shall deliver to the Indenture Trustee a notice of such Indenture Default, Indenture Event of Default, Event of Loss or event described in clause (c) of the definition of Event of Loss which with the giving of notice or lapse of time would become an Event of Loss describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that EEX has taken, is taking and proposes to take with respect thereto.

              11.18  Environmental Notices. EEX shall, promptly after EEX's
                     ---------------------
receipt thereof, provide the Indenture Trustee with copies of all written communications from any Governmental Authority (a) asserting any violation of or noncompliance with Environmental Laws or any Release, discharge or emission of Hazardous Materials into the environment at or from the Production System, or
(b) relating to any Environmental Claim against EEX, MPTM, or the Production System that is pending or has been threatened in writing, in each case which is reasonably likely to materially adversely affect the Production System or EEX's ability to perform its obligations under the Operative Documents.

              11.19  Abandonment of Production System. EEX shall use
                     --------------------------------
commercially reasonable efforts to exercise its rights under the Operating Agreement to prevent the abandonment of the Production System prior to January 2, 2001; provided that, except for its obligations under Section 12 of the Lease, EEX shall have no liability for its failure to prevent any such abandonment prior to January 2, 2001 if EEX has used all such commercially reasonable efforts. The Lessee shall have no obligation under this Section 10.13 or otherwise to prevent the abandonment of the Production System on or after January 2, 2001.

              11.20. Fees and Expenses. Without limiting the terms of Section
                     -----------------
12.1 of the Participation Agreement, EEX shall pay (i) the reasonable ongoing fees and expenses of the Indenture Trustee under the Indenture and (ii) the reasonable ongoing fees and expenses of the Pass Through Trustee under the Pass Through Trust Agreement.

              11.21. Transfer of Title to Undivided Interest. EEX shall not,
                     ---------------------------------------
without the prior written consent of the Indenture Trustee, directly or indirectly transfer title to the Undivided Interest or any portion thereof or interest therein, except as provided in the Operative Documents.

              11.22. Agency and Support Agreement. EEX shall not transfer,
                     ----------------------------
assign, sell, pledge, mortgage, hypothecate, grant a security interest in, convey all or any portion of its right, title or interest in or to the Blocks (as defined in the Agency and Support Agreement), including, without limitation, any right, title or interest in any Garden Banks Document without obtaining from such assignee, transferee, mortgagee, secured party or grantee, its written stipulation and agreement that the interest in the Blocks (as defined in the Agency and Support Agreement) so acquired is specifically subject to and bound by the rights and obligations of the parties established and set forth in the Agency and Support Agreement. The parties and their successors and assigns to the Agency and Support Agreement shall be express third party beneficiaries of any stipulation and agreement made in accordance with this Section 11.22. The Indenture Trustee hereby assumes the obligations, and is entitled to exercise the rights, of the Lessor under the Agency and Support Agreement. EEX agrees that the Indenture Trustee may enforce the Lessor's rights under the Agency and Support Agreement as though the Trustee were a party thereto.

              SECTION 12.  EVENT OF LOSS.

              12.01. Notice of Event of Loss.  If there shall occur an Event of
                     -----------------------
Loss, EEX shall promptly notify the Indenture Trustee of the occurrence thereof.

              12.02. Payment Upon Event of Loss, Etc.  (a) If an Event of Loss
                     -------------------------------
with respect to the Production System shall occur, EEX shall within 180 days of the occurrence of such Event of Loss give the Indenture Trustee written notice of its election to either:

                     (i) pay to the Indenture Trustee as compensation for such Event of Loss, on the Installment Payment Date immediately following the date of such election, an amount in cash which is sufficient to redeem each Outstanding Secured Note required to be redeemed pursuant to Section 3.02 as a result of such Event of Loss; or

                    (ii) subject to compliance with this Section 12.02, replace (or cause to be replaced) the Production System with equipment of a similar type, service and use, and of equal or greater Fair Market Sales Value, residual value, remaining useful life and utility as the replaced Production System immediately prior to such Event of Loss (assuming the Production System has been maintained in accordance with the terms of this Indenture);

provided that (x) EEX may not elect to replace the Production System if at the
-------- ----
time of the Event of Loss or the time of election an Indenture Default of the type described in Section 5.02(a) or (f) or an Indenture Event of Default shall have occurred and be continuing; and (y) if EEX fails to give notice of its election to replace the Production System in the time period specified above, it shall be deemed to have elected to redeem each Outstanding Secured Note as specified in clause (i) above.

              (b) If an Event of Loss with respect to a Significant Portion of the Production System shall occur, EEX shall within 180 days of the occurrence of such Event of Loss give the Indenture Trustee written notice of its election to either:

                     (i) pay to the Indenture Trustee as compensation for such Event of Loss, on the Installment Payment Date immediately following the date of such election, an amount in cash which is sufficient to redeem each Outstanding Secured Note required to be redeemed pursuant to Section 3.02 as a result of such Event of Loss as of such Installment Payment Date; or

                    (ii) subject to compliance with this Section 12.02(b) rebuild or cause to be rebuilt (or replace or cause to be replaced) the Significant Portion of the Production System suffering such Event of Loss which such rebuilt portion (or replacement portion) shall have at least the same value, utility and remaining useful life as such Significant Portion had prior to the Event of Loss (assuming the Production System has been maintained in accordance with the terms of this Indenture;

provided that (x) if (A) EEX shall fail to provide such written notice within
-------- ----
such 180-day period or (B) the remaining portion of the Production System not suffering such Event of Loss is not capable of functioning for its intended purpose, EEX shall be deemed to have elected the option set forth in paragraph
(i) above; and (y) EEX may not elect the option set forth in paragraph (ii) during such time an Indenture Default of the type described in Section 5.02(a) or (f), or an Indenture Event of Default shall have occurred and be continuing.

              (c) If the Platform is being replaced, cause a supplement to the New Ship Mortgage subjecting such undivided interest in the replacement Platform to the Lien of the Ship Mortgage to be duly authorized, executed and delivered by the appropriate parties and cause such Ship Mortgage to be filed for recordation in the same manner as provided for the New Ship Mortgage, (iv) so long as this Indenture shall not have been satisfied and discharged, request the Lessor to execute and deliver to the Indenture Trustee a supplement to the Indenture subjecting the Lessor's interest in the replacement Production System, Components or Significant Portion, as the case may be, to the Lien of the Indenture and requesting that such Indenture Supplement be filed for recordation in the same manner as provided for the Indenture in Section 4.16 of the Participation Agreement, (v) upon the request of the Indenture Trustee, furnish the Indenture Trustee with an opinion (upon which the Indenture Trustee shall be entitled to rely) of EEX's counsel, which counsel shall be reasonably satisfactory to the Indenture Trustee, to the effect that (w) if the Platform is being replaced, the supplement to the Ship Mortgage referred to in clause (iii) above constitutes a legal, valid, binding and enforceable obligation of EEX (subject to customary qualifications as to bankruptcy and equitable principles), (x) legal title to such replacement Production System, Component or Significant Portion, as the case may be, has been vested in EEX (y) such replacement Production System, Components or Significant Portion, as the case may be, is free and clear of all Liens of record, other than Permitted Liens and (z) all filings, recordings and other action necessary or appropriate to perfect and protect the Indenture Trustee's interest in the replacement Production System, Components or Significant Portion, as the case may be, have been accomplished, (vi) upon the request of the Indenture Trustee, furnish the Indenture Trustee with an Officer's Certificate certifying that as of said date, and upon consummation of the replacement, no Indenture Default of the type described in Section 5.02(a) or (f) or Indenture Event of Default shall have occurred and be continuing and
(vii) furnish such other documents and evidence as the Indenture Trustee or its counsel may reasonably request in order to establish the consummation of the transactions contemplated by this Section 12.02, including, without limitation, evidence that the replacement Production System, Components or Significant Portion, as the case may be, has a value, utility, remaining useful life and residual value at least equal to that of the Production System, Component or Significant Portion replaced.

              12.03. Application of Other Payments upon the Occurrence of an
                     -------------------------------------------------------
Event of Loss. Any amounts of condemnation or requisition proceeds received at
-------------
any time by the Indenture Trustee or EEX as a result of the occurrence of an Event of Loss shall be paid over to or retained, as the case may be, by EEX.

              12.04. Application of Payments Not Relating to an Event of Loss.
                     --------------------------------------------------------
Payments (except for payments under insurance policies described in Section 13 of this Article XI) received at any time by the Indenture Trustee or EEX from any Governmental Authority or other Person with respect to any destruction, damage, Loss, condemnation, confiscation, theft or seizure of or requisition of title to or use of the Undivided Interest or any part thereof not constituting an Event of Loss shall be paid over to EEX or as it may direct.

              12.05. Other Dispositions. Notwithstanding the foregoing
                     ------------------
provisions of this Section 12, so long as any Indenture Default of the type described in Section 5.02(a) or (f) or any Indenture Event of Default shall have occurred and be continuing, any amount that otherwise would be payable to or for the account of, or that otherwise would be retained by, EEX pursuant to this
Section 12 shall be paid to the Indenture Trustee as long as the Undivided Interest is subject to the Lien of the Indenture as security for the obligations of EEX under this Indenture and, subject to this Indenture, applied against EEX's payment obligations hereunder when and as they become due and payable and, at such time thereafter as no Indenture Default of the type described in Section 5.02(a) or (f) or Indenture Event of Default shall be continuing, such amount shall, to the extent not theretofore applied as provided in this Indenture, be paid promptly to EEX or as it may direct, unless the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, in which event such amount shall be applied in accordance with the provisions of this Indenture.

              SECTION 13.  INSURANCE.

              13.01. Coverage. (a) EEX, at its own cost and expense, shall carry
                     --------
and maintain or cause to be carried and maintained in full force and effect at all times so long as any Secured Note remains Outstanding in such amounts and with such terms (including co-insurance, deductibles, limits of liability and loss payment provisions) as are customary under EEX's risk management programs and customary industry practices; provided that at all times, so long as any Secured Note remains Outstanding, EEX shall at a minimum maintain the following types and amounts of insurance: (i) public liability insurance against loss or damage for personal injury, death or property damage and against Claims including, without limitation, Environmental Claims arising out of or connected with the possession, use, operation or condition of any part of the Production System in an amount of $100,000,000 for 100% interest and in such forms as are consistent with EEX's practice for other properties similar to the Production System owned or leased by EEX; (ii) all risk property insurance for the Undivided Interest in an amount equal to the outstanding principal amount of the Secured Notes; and (iii) Operator's Extra Expense coverage in such forms as are consistent with EEX's practice for other properties similar to the Production System owned or leased by EEX in an amount of $100,000,000 for 100% interest. The insurance required under clause (i), (ii) or (iii) of this Section 13.01(a) may be subject to deductible amounts and self-insured retentions (up to an aggregate amount of $50,000,000) as is consistent with EEX's practice for other properties similar to the Production System owned or leased by EEX. Such insurance may be carried under blanket policies maintained by or on behalf of EEX so long as such policies otherwise comply with the provisions of this
Section 13.

              (b) Any insurance carried in accordance with Section 13.1(a)(i) and (ii) shall provide in the policy or by special endorsement that:

                     (i) the Indenture Trustee (in its individual and trust capacities) and each Loan Participant are included as additional insureds and shall provide that no such Person shall have any obligation or liability for payment of premiums;

                    (ii) the insurer thereunder waives all rights of subrogation against the Indenture Trustee (in its individual and trust capacities) and each Loan Participant, and waives any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise;

                   (iii) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Indenture Trustee (in its individual and trust capacities) and each Loan Participant;

                    (iv) the respective interests of the Indenture Trustee (in its individual and trust capacities) and each Loan Participant under all insurance policies required hereunder shall not be invalidated by any action or inaction of EEX or any other Person (other than, with respect to any such insured, such insured) and such insurance shall insure the Indenture Trustee and each Loan Participant as their interests may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by EEX or any other Person (other than, with respect to any such insured, such insured);

                     (v) if the insurers cancel such insurance for any reason whatsoever or any materially adverse change is made in policy terms or conditions, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to each Loan Participant or the Indenture Trustee (in its individual and trust capacities) for thirty days after receipt by each Loan Participant or the Indenture Trustee (in its individual and trust capacities), respectively, of written notice from such insurers of such cancellation, change or lapse;

                    (vi) with respect to all liability insurance, inasmuch as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability shall operate in the same manner as if there were a separate policy covering each insured; and

                   (vii) any payment under any policy of insurance maintained pursuant to Section 13.01(a)(ii) shall be made to the Indenture Trustee so long as the Lien of the Trust Indenture shall not have been discharged, and otherwise to the Lessor as their respective interests may appear except that unless an Indenture Default described in Section 5.02(a) of (f) or an Indenture Event of Default shall have occurred and be continuing, the first $25,000,000 of payments made in respect of any single casualty or other occurrence or in any policy year with respect to the Undivided Interest shall be paid solely to EEX.

              13.02. Adjustment of Losses. Losses, if any, with respect to the
                     --------------------
Production System under any property damage policies required to be carried under Section 13.01(a) of this Article XI shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by EEX.

              13.03. Application of Insurance Proceeds. All proceeds of
                     ---------------------------------
insurance maintained pursuant to Section 13.01(a)(ii) paid to the Indenture Trustee or EEX, other than in connection with an Event of Loss or Partial Event of Loss as to which EEX has elected (or has been deemed to have elected) to pay costs of redemption of the Outstanding Secured Notes, shall be paid over to EEX or as it may direct to pay for, or reimburse EEX for, its payment of the cost of repairing or restoring the Production System; provided, however, that such
                                              --------  -------
payments to EEX shall be made only upon (i) delivery by a Responsible Officer of EEX to the Indenture Trustee, if applicable, of a certificate (A) describing in reasonable detail the nature and cost of such repair or restoration and the actual expenditures theretofore made in connection therewith (and accompanied by copies of related invoices) and (B) certifying that the sum requested is a proper item of such cost, has not been the subject of any previous such request which has been paid to EEX and has been paid, or is then due and payable, by EEX and (ii) receipt by the Indenture Trustee, if applicable, of evidence satisfactory to each of them, in their reasonable judgment that such proceeds, together with funds of EEX available for the purpose will be sufficient to complete such repair and restoration of the Production System or portion thereof.

              13.04. Additional Insurance. Nothing in this Section 13 shall
                     --------------------
prohibit EEX or the Indenture Trustee from acquiring or maintaining, at its own expense, additional insurance for its own account with respect to loss or damage to the Undivided Interest or any part thereof provided that any such additional insurance shall not interfere with or in any way limit insurance maintained under Section 13.01(a) or increase the amount of any premium payable with respect to any such insurance. The proceeds of any such additional insurance will be for the account of the party maintaining such additional insurance.

              13.05. Annual Insurance Report. Prior to December 31 of each year
                     -----------------------
commencing in 1997, EEX will provide to the Indenture Trustee an insurance report and certificate, substantially in the form of the report and the certificate provided by EEX pursuant to Section 4.7 of the Participation Agreement, with respect to the insurance then required to be maintained by EEX pursuant to this Section 13.

              SECTION 14.  RIGHTS TO SUBLEASE.

              14.01.  Intentionally Omitted

              14.02. Lease by EEX. EEX may, without the consent of the Indenture
                     ------------
Trustee, at any time and from time to time, lease the Undivided Interest to another Person; provided that (i) such lease shall be subject and subordinate to this Indenture and the Operating Agreement (and such lease shall contain a provision providing that any sublease permitted thereunder shall be so subject and subordinate), (ii) EEX shall remain primarily liable under this Indenture and the Other Operative Documents, and all terms and conditions hereof and of the other Operative Documents shall be complied with as though no such lease was in existence, (iii) the Indenture Trustee shall have received such opinions (other than any opinion regarding United States Federal income taxes) as the Indenture Trustee shall reasonably request, (iv) such lessee shall not be subject to any bankruptcy, insolvency or other similar proceedings affecting creditors' rights on the commencement date of the lease and shall have such authorizations and approvals under Governmental Rules (and all Governmental Actions shall have been taken) as may be necessary in order for such lessee to perform its obligations under the lease, (v) the Indenture Trustee shall bear no unindemnified tax risk associated with such lease, (vi) such lease shall not permit further leasing, (vii) such lease, to the extent that the lessee assumes responsibility for maintenance and insurance obligations of EEX, shall have terms with respect to such maintenance and insurance obligations no less stringent than those contained in Section 11 hereof, (viii) as of the date of commencement of the lease, no Indenture Default of the type described in Section 5.02(a) or (f) or Indenture Event of Default shall have occurred and be continuing, (ix) the lessee shall not be a Governmental Authority unless such Governmental Authority shall have waived its right of sovereign immunity, (x) such lease shall have substantially the same terms with respect to use and operation as contained in Section 11 hereof, (xi) any such lease shall not impair any right or remedy of the Indenture Trustee under the Indenture or any other Operative Document and (xii) EEX shall have obtained all consents and taken all actions necessary to comply with all Governmental Rules and all shall have obtained all consents and taken all actions as may be required under any contract or agreement binding on EEX or the lessee or any of their respective properties. Any lessee under a lease permitted hereunder may sublease the Undivided Interest to another Person under a sublease that otherwise complies with the provisions hereunder applicable to a lease hereunder. EEX shall give prompt written notice to the Indenture Trustee of any lease or sublease of the Undivided Interest and shall deliver a certified copy of any lease to the Indenture Trustee with 10 days following the execution and delivery thereof.

              SECTION 20. General. (a) As provided in the Relevant Date
                          -------
Supplement, effective upon the execution and delivery by EEX and the Indenture Trustee of the Relevant Date Supplement on the Relevant Date, EEX assumed on a full recourse basis all of the obligations of the Grantor Trustee under this Indenture and the Secured Notes and shall be entitled to all the rights and benefits of the Grantor Trustee hereunder and thereunder, in each case to the extent provided for in Exhibit C hereto, and the Grantor Trustee is, effective upon such execution and delivery on the Relevant Date, released from all obligations and rights under this Indenture and the Secured Notes; provided, however, that any obligations or liabilities of the Grantor Trustee in its individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, shall remain the responsibility of the Grantor Trustee.

              (b) As provided in Section 2 of the Relevant Date Supplement, EEX confirmed and ratified the security interest which the Grantor Trustee granted to the Indenture Trustee pursuant to the Granting Clause of this Indenture in all of the Grantor Trustee's right, title and interest in and to the Indenture Estate and EEX explicitly agreed that EEX is acquiring the Undivided Interest identified in such Section 2 subject to such security interest, which shall remain in full force and effect until the Lien of this Indenture on the Undivided Interest is discharged in accordance with the terms hereof, and the Indenture Trustee acknowledges that the Lease and the obligations of EEX thereunder as the Lessee have been terminated, except as specifically provided for therein. Each of EEX and the Indenture Trustee hereby agree that:

                     (i) after the Relevant Date, the phrase "and other than
         Section 12 of the Participation Agreement" near the end of clause (i) of the paragraph preceding the Granting Clause of this Indenture shall be deleted, the comma at the end of such clause (i) shall be deemed to be "and"; the reference to the Grantor Trustee in clause (ii) of the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be a reference to EEX; the phrase ", and
         (iii) the performance and observance by the Owner Participant of its covenants and agreements in the Operative Documents (other than the Tax Indemnity Agreement) contained" in the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be deleted; and the phrase "(the obligations described in the above clauses (i), (ii) and (iii) collectively, the "Indenture Indebtedness")" in the paragraph preceding the Granting Clause of this Indenture shall after the Relevant Date be deemed to be "(the obligations described in the above clauses (i) and (ii) collectively, the "Indenture Indebtedness")";

                    (ii) the paragraph preceding clause (a) of the Granting Clause of this Indenture shall be deemed amended to provide that any reference to the Grantor Trustee contained in such paragraph shall after the Relevant Date be deemed to be a reference to EEX;

                   (iii) clauses (a) through (h) of the Granting Clause of this Indenture and the two paragraphs following clause (h) of such Granting Clause shall be deemed amended to read as follows after the Relevant
         Date:

              (a)  the Undivided Interest, which is both (x) described in
Schedule 1 or as may be described in any Indenture Supplement or any other supplement to this Indenture and (y) as to which EEX agrees, pursuant to Section 2 of the Relevant Date Supplement, is subject to the security interest and Lien of the Indenture Trustee, including without limitation any Component or Replacement Component thereof or Modification thereto which, pursuant to the terms of Article XI of this Indenture, are at any time subject to the Lien of this Indenture; and

              (b) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

              (c)  Intentionally Omitted

              (d)  Intentionally Omitted

              (e)  Intentionally Omitted

              (f)  Intentionally Omitted

              (g)  Intentionally Omitted

              (h)  Intentionally Omitted.

              SUBJECT to the rights of EEX hereunder.

              (L) (I) Section 10.6 of the Participation Agreement shall read as follows:

              10.6 Further Assurances. EEX, at its own cost and expense, will
                   ------------------
cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Grantor Trustee, the Owner Participant, the Pass Through Trustees and the Indenture Trustee reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement, the Pass Through Trust Agreements and the other Operative Documents and the transactions contemplated hereby and thereby. EEX, at is own cost and expense, will cause the Indenture and supplements or amendments thereto and restatements thereof and all financing statements, fixture filings and other documents, to be recorded or filed at such places and times and in such manner, as may be necessary or as may be reasonably requested so long as any Secured Notes are Outstanding, by the Indenture Trustee or the Pass Through Trustees in order to establish, preserve, protect and perfect the mortgage and security interest of the Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and the Indenture Trustee's rights under this Agreement and the other Operative Documents, subject only to Permitted Liens.

              (II) Sections 10.16 and 10.17 of the Participation Agreement shall read as follows:

              10.16  Intentionally Omitted

              10.17  Intentionally Omitted

              (III) Section 10.19 of the Participation Agreement shall read as follows:

              10.19 Certain References and Obligations. After the Relevant Date,
                    ----------------------------------
the provisions of Section 10 which require or permit any action by, any consent, approval or authorization of, the furnishing of any document, paper or information to, or the performance of any other obligation to, the Grantor Trustee or the Owner Participant shall not be effective, and the Sections containing such provisions shall be read as though there were no such references to any such requirements or permissions.

              (IV) Section 14.1 of the Participation Agreement shall read as follows:

              14.1  Intentionally Omitted

              (M) (I) Section 1.04(c) of each Pass Through Trust Agreement shall read as follows:

              (c) In determining whether the holders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any direction, consent or waiver (a "Direction"), under this Trust Agreement, Certificates owned by EEX or any Affiliate thereof shall be disregarded and deemed not to be Outstanding under this Trust Agreement for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates which the Trustee has Actual Knowledge regarding such ownership shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not EEX or any Affiliate thereof.

                  (II) Sections 6.03 and 12.11 of each Pass Through Trust Agreement shall read as follows:

              Section 6.03.  Judicial Proceedings Instituted by Trustee.
                             ------------------------------------------

              (a) Trustee May Bring Suit. If there shall be a failure to make payment of the principal of premium, if any, or interest on any Secured Note, or if there be any failure to pay any other amount payable by EEX to the Indenture Trustee or the Holders under any Operative Document when due and payable, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Secured Notes, shall be, to the extent permitted by and in accordance with the terms of the Note Documents applicable to such Secured Note, entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Secured Notes and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

              (b) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in any one or more of such capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on the Secured Notes shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand to the Indenture Trustee for the payment of overdue principal, premium (if any) or interest on the Secured Notes), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to EEX or the

Indenture Trustee, their respective creditors or property. Any receiver, assignee, trustee, liquidator, sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Nothing contained in this Trust Agreement shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Certificateholder.

              Section 12.11. Certain References and Obligations. Notwithstanding
                                     --------------------------
any provision to the contrary contained herein:

              (a) The phrase "(with the consent of the Grantor Trustee, such consent not to be unreasonably withheld)" in Section 9.02 shall after the Relevant Date be deemed to be deleted; and

              (b) Sections 1.02, 7.02, 7.03(c), 7.05, 7.09(b), 7.09(c), 7.09(e),
7.09(f), 7.12(a), 7.12(d), 9.02, 11.01 and 12.03 shall be deemed amended to provide that any reference to the Grantor Trustee contained in such Sections (but not any reference to the "Grantor Trustee or its designee the Company" in such Sections) shall after the Relevant Date be deemed to be deleted.

              All provisions of this Indenture, the other Operative Documents and the Pass Through Trust Agreements not specifically amended by operation of this Exhibit C shall remain in full force and effect.

              This amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

THUS DONE AND PASSED on this 31/st/ day of July, 2001, before me, the undersigned Notary Public, in and for the County of Harris, State of Texas, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with EEX Corporation and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                       EEX CORPORATION



WITNESSES:                                     By:  /s/ J. T. Leary
                                                   -----------------------------
                                                    Joseph T. Leary
                                                    Vice President, Finance and
                                                    Treasurer

Name: /s/ C. B. McDaniel
     ----------------------------------
                  C. B. McDaniel


Name: /s/ H. A. Bailey, Jr.
     ----------------------------------
                  H. A. Bailey, Jr.


NOTARY PUBLIC:

Name: /s/ Iliana C. Galan
     ----------------------------------
                  Iliana C. Galan

My Commission Expires: 11/4/04

THUS DONE AND PASSED on this 27/th/ day of July, 2001, before me, the undersigned Notary Public, in and for the County of Cook, State of Illinois, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with Cooper Project, L.L.C. and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                             COOPER PROJECT, L.L.C.



                                                     By:   /s/ Jean F. Nagatani
                                                          ----------------------
                                                     Its: Senior Vice President

WITNESSES:

Name: /s/ Olivia A. Cerda

Name: /s/ Michael D. Heine



NOTARY PUBLIC:

Name:    /s/ Anita Purnell
     ------------------------------
                  Anita Purnell

My Commission Expires: 7/20/04

THUS DONE AND PASSED on this 1/st/ day of August, 2001, before me, the undersigned Notary Public, in and for the County of New Castle, State of Delaware, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with Corporate Grantor Trustee and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:               WILMINGTON TRUST COMPANY, not in his
                                       individual capacity, except as expressly provided herein, but solely as Corporate
                                       Grantor Trustee



WITNESSES:                             By:    /s/ Mary Kay Pupillo
                                            ------------------------------------
                                       Its:  Senior Financial Services Officer

Name: /s/ Jennifer A. Luce

Name: /s/ Anne D. Miller



NOTARY PUBLIC:

Name: /s/ Susanne M. Gula
     --------------------------------
                  Susanne M. Gula

My Commission Expires: 11/21/01

THUS DONE AND PASSED on this 1/st/ day of August, 2001, before me, the undersigned Notary Public, in and for the County of New Castle, State of Delaware, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with Individual Grantor Trustee and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                  JOHN M. BEESON, JR., not in his
                                          individual capacity, except as
                                          expressly provided herein, but solely
                                          as Individual Grantor Trustee

WITNESSES:                                By:    /s/ John M. Beeson, Jr.
                                               ---------------------------------


Name: /s/ Anne D. Miller

Name: /s/ Jennifer A. Luce



NOTARY PUBLIC:

Name: /s/ Susanne M. Gula
     ----------------------------------
                  Susanne M. Gula

My Commission Expires: 11/21/01

THUS DONE AND PASSED on this 2/nd/ day of August, 2001, before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with Corporate Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                  THE BANK OF NEW YORK, not in its
                                          individual capacity, except as
                                          expressly provided herein, but solely
                                          as Corporate Indenture Trustee


WITNESSES:                                By:   /s/ Van Brown
                                               ----------------------
                                          Its:  Vice President

Name: [Illegible signature]

Name: [Illegible signature]



NOTARY PUBLIC:

Name: /s/ Robert Schneck
     ------------------------------------------------
                  Robert Schneck

My Commission Expires: 5/31/03

THUS DONE AND PASSED on this 2/nd/ day of August, 2001, before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with Individual Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                  VAN BROWN, not in his individual
                                          capacity, except as expressly provided
                                          herein, but solely as Individual
                                          Indenture Trustee

WITNESSES:                                By:   /s/ Van Brown
                                               ------------------------


Name: [Illegible signature]

Name: [Illegible signature]



NOTARY PUBLIC:

Name: /s/ Robert Schneck
     ----------------------------------
                  Robert Schneck

My Commission Expires: 5/31/03

THUS DONE AND PASSED on this 2/nd/ day of August, 2001, before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names Pass Through Trustee and me, said Notary, after reading of the whole.

WITNESSES TO SIGNATURES:                  THE BANK OF NEW YORK, not in its
                                          individual capacity, except as
                                          expressly provided herein, but solely
                                          as Corporate Indenture Trustee



WITNESSES:                                By:   /s/ Van Brown
                                               ------------------------
                                          Its:  Vice President

Name: [Illegible signature]

Name: [Illegible signature]



NOTARY PUBLIC:

Name: /s/ Robert Schneck
     ----------------------------------
                  Robert Schneck

My Commission Expires: 5/31/03